Exhibit 21.1

SUBSIDIARIES OF

SKY FINANCIAL GROUP, INC.

December 29, 2004

ENTITY NAME, LOCATION & OWNERSHIP	JURISDICTION OF INCORPORATION OR ORGANIZATION
A.	Issuer and Parent Company

Sky Financial Group, Inc.	Ohio
Bowling Green, Ohio

B.	Bank and Bank-Owned Subsidiaries of Issuer

1.	Sky Bank	Ohio
Salineville, Ohio
Sky Financial Group, Inc. owns 100%

a.	Insurance Holding Company	Michigan
Bowling Green, Ohio
Sky Bank owns 100%

1)	Meyer & Eckenrode Insurance Group, Inc.	Pennsylvania
Carnegie, Pennsylvania
Insurance Holding Company owns 100%

i.	M&E Investment Group, Inc.	Pennsylvania
Carnegie, Pennsylvania
Meyer & Eckenrode Insurance Group, Inc. owns 100%

b.	Metropolitan Savings Service Corporation	Ohio
Bowling Green, Ohio
Sky Bank owns 100%

c.	Second National Financial Company, LLC	Delaware
Wilmington, Delaware
Sky Bank owns 100%

d.	Second National Loan Servicing Company	Delaware
Wilmington, Delaware
Sky Bank owns 100%

e.	Sky Access, Inc. (inactive)	Ohio
Lisbon, Ohio
Sky Bank owns 100%

f.	Sky Capital LLC	Delaware
Wilmington, Delaware
Sky Bank owns 100%

		g.	Sky Community Development Company	Ohio
Bowling Green, Ohio
Sky Bank owns 100%

		h.	Venice Inn, LLC (inactive)	Maryland
Hagerstown, Maryland
Sky Bank owns 100%

	2.		Sky Trust, National Association	United States
Pepper Pike, Ohio
Sky Financial Group, Inc. owns 100%

C.	Financial Service Subsidiaries of Issuer

	1.		Access Partners, LLC	Indiana
Evansville, Indiana
Sky Financial Group, Inc. owns 51%

	2.		First Western Capital Trust I	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

	3.		Freedom Financial Life Insurance Company	Arizona
Phoenix, Arizona
Sky Financial Group, Inc. owns 77%

	4.		Metropolitan I Corporation (inactive)	Ohio
Bowling Green, Ohio
Sky Financial Group, Inc. owns 100%

	5.		Mid Am Capital Trust I	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

	6.		Prospect Trust I	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

	7.		Second Bancorp Capital Trust I	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

	8.		Second National Capital Corporation	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

	9.		Sky Capital Management, Inc.	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

	10.		Sky Financial Capital Trust I	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

11.	Sky Financial Capital Trust II	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

12.	Sky Holdings, Inc.	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

13.	Sky Insurance, Inc.	Ohio
Maumee, Ohio
Sky Financial Group, Inc. owns 100%
Ohio
	a.	Celaris Brokerage LLC
Cleveland, Ohio
Sky Insurance, Inc. owns 100%

14.	Stouffer-Herzog Insurance Agency, Inc. *	Ohio
Ashtabula, Ohio
Sky Financial Group, Inc. owns 100%

*	Stouffer-Herzog Insurance Agency, Inc. merged into Sky Insurance, Inc.

      1-1-2005